GOODWILL	12 Months Ended
Dec. 31, 2025
Goodwill Abstract
GOODWILL
NOTE 7 - GOODWILL

All of the Company’s goodwill relates to its airport security segment. The change in goodwill during the year is as follows:

	2025	2024
Balance as of the beginning of the year	$633	$668
Exchange rate effect	80	(35)
Balance as of the end of the year	$713	$633

At December 31, 2025 and 2024, the Company performed qualitative assessments to determine if it was more likely than not that the fair value of the reporting units exceeded carrying values, including goodwill. The qualitative assessments indicated that it was more likely than not that the fair value exceeded the carrying value of the reporting unit.

During the years ended December 31, 2025, 2024 and 2023, the Company did not recognize any impairment charges.